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Exhibit 32.1

CERTIFICATIONS OF
PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), Vlad Coric, M.D., Chief Executive Officer of Biohaven Pharmaceutical Holding Company Ltd. (the "Company"), and James Engelhart, Chief Financial Officer of the Company, each hereby certifies that, to the best of his knowledge:

  1.
  The Company's Annual Report on Form 10-K for the year ended December 31, 2017, to which this Certification is attached as Exhibit 32.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and

  2.
  The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 6th day of March, 2018.

/s/ VLAD CORIC, M.D. Vlad Coric, M.D. Chief Executive Officer (principal executive officer)	/s/ JAMES ENGELHART James Engelhart Chief Financial Officer (principal financial officer)

*
This certification accompanies the Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing.

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  Exhibit 32.1
CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002